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                                                                   Exhibit 10.45

                                                                    May 27, 1999

                           DISTRIBUTION AGREEMENT
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     THIS DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of
May __, 1999 (the "Effective Date"), between bamboo.com, Inc., a Delaware corporation with an office at 124 University Avenue, Palo Alto, CA 94301 ("bamboo.com"), and State-Wide Multiple Listings Service Inc. ("Company"), a Rhode Island corporation with an office at 100 Bignall Street, Warwick, RI 02888 ("Company").

     Bamboo.com uses the Bamboo.com Technology and provides the Production Services. Company operates the State-Wide MLS Database and the Company Site. Bamboo.com desires to provide virtual tour technology and Production Services for the State-Wide Members. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  DEFINITIONS
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      1.1  "Company Site" means the collection of HTML documents residing on
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servers operated by or for Company or its affiliate and accessible on or after the Effective Date by State-Wide Members or the public via the Internet, including those currently accessible at the URL http://www.riliving.com.
                                                -----------------------

      1.2  "Confidential Information" means any trade secrets, confidential
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data or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the term of this Agreement (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that such information is disclosed in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm, or consultant, or as required by statute, regulation or other law.

      1.3  "Bamboo.com Image" means an electronic image of a Property
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produced by or on behalf of bamboo.com.

      1.4  "Bamboo.com Technology" means software and hardware, including the
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Software, used to capture, process and view Bamboo.com Images.

      1.5  "State-Wide Member" means a real estate agent, Realtor(R) or Broker
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that is a participant of the Company and has access to the State-Wide MLS
Database.

      1.6  "State-Wide MLS Database" means the collection of data residing on
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servers operated by or for Company or its affiliate and accessible by State-
Wide Members and, to the extent Company makes such collection generally available, by the public via the Internet.

      1.7  "MLS Software System" means the password protected user interface,
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consisting of HTML pages and including any future versions of such interface, that State-Wide Members access via the Internet to obtain listings and other information in the State-Wide MLS Database.

      1.8  "Production Services" means the services provided by or on behalf of
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bamboo.com in producing the Bamboo.com Images.

      1.9  "Property" means any piece of raw land, residential, or commercial
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real estate within the Bamboo.com Service Provider Network territory and entered into the State-Wide MLS Database and/or onto the Company Site, including without limitation new homes, offered for sale or resale.

      1.10 "Service Provider Network" means the network of individuals
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throughout Rhode Island with whom bamboo.com has entered into agreements to capture images at designated sites on bamboo.com's behalf.

      1.11 "Virtual Tour Images" means 360, three-dimensional, virtual reality,
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virtual tour, virtual walkthrough or other similar images, or technology or production services for such images.

2.  PROVISION OF PRODUCTION SERVICES; EXCLUSIVITY
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      2.1  Sales and Billing.  Bamboo.com will be responsible for receiving and
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fulfilling orders and invoicing and collecting revenues for all sales of Virtual
Tour Images.

      2.2  Image Capturing, Processing and Linking.  Bamboo.com will have sole
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responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Bamboo.com Images. Company will permit linking of Bamboo.com Images to the Company Site and/or State-Wide MLS Database, and the parties will use best efforts to work together to expeditiously implement, and maintain throughout the term of this Agreement, a system whereby Company will be capable of linking Bamboo.com Images to the appropriate State-Wide MLS properties, enabling viewing of such Bamboo.com Images through the Company Site and the State-Wide MLS Database. Each link to the Company Site and the State-Wide MLS Database will remain active as long as the Property remains on the market, up to a maximum of six (6) months unless the ordering State-Wide Member requests an extension. Bamboo.com will provide a link to all Bamboo.com Images for the appropriate properties on the Company Site and the State-Wide MLS, except in those cases where: (a) the State-Wide Member objects to the link; and/or (b) the Web site or other third-party channel originating the sale of such Bamboo.com Images (collectively, the "Third-Party Originator") objects to the link. In the event a Third-Party Originator objects to the link, bamboo.com will provide twenty (20) days prior written notice of the objection to Company before discontinuing the link to the Company Site and/or the State-Wide MLS Database. The parties understand and agree that no obligations with respect to the State-Wide MLS Database will take effect until Company implements technology enabling viewing of Virtual Tour Images on the State-Wide MLS Database.

      2.3  Exclusivity.  Bamboo.com will be the exclusive provider of Virtual
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Tour Images for the Company Site and the MLS Software System/State-Wide MLS
Database. Company will not directly or indirectly promote itself, or act, as
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a provider of Virtual Tour Images, nor will it promote or use the services of any third party acting in such capacity. In addition, Company will not permit any Virtual Tour Images or related technology or services of any third party to be posted to, linked to or otherwise made accessible through the MLS Software System, Company Site, or State-Wide MLS Database.

3.  MARKETING AND PROMOTION
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      3.1  Company Obligations.  Company agrees to market, promote and
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facilitate orders of the Production Services as follows:

           (a)  MLS Software System and Company Site.  Company agrees to
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prominently market and promote the Production Services in the MLS Software
System and Company Site. Such marketing and promotion will include, without limitation:

                (i) A method to order Production Services from within the MLS Software System at the time that a State-Wide Member enters listing information as well as on the first page that is accessed on the State-Wide
MLS Database by a State-Wide Membe r.

                (ii) A button (which incorporates the bamboo.com logo) which links to a Web page containing a description of the Production Services on the homepage of the Company Site currently accessible via the URL http://www.riliving.com/.
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                (iii) Generation of a gallery of virtual tours on the homepage of the Company Site which will display Bamboo.com Images for listings from the State-Wide MLS Database and/or Company Site.

           (b)  Print Advertising.  To the extent Company creates and
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distributes print advertising promoting the Company Site, the State-Wide MLS
Database and MLS Software System, including without limitation print advertising in magazines, flyers, newsletters, billing statements and general mailings, Company will include, from time to time, in such advertising a bamboo.com logo and a brief, suitable reference to the availability of the Production Services.

           (c)  Email and Direct Marketing.  Company agrees to include in email
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and direct marketing that it generates from time to time a section, reasonably satisfactory to bamboo.com, highlighting the availability and features of the Production Services. In addition, the parties will work together to create flyers containing marketing information regarding the Production Services, to be distributed through an insertion in the company's monthly invoices (12) times during each twelve (12) month period in the term of this Agreement.

           (d)  Seminars and Trade Shows.  Company will invite bamboo.com to
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speak and promote its Production Services at appropriate seminars and training sessions Company conducts for State-Wide Members during the term of this Agreement. Company or its sales representatives will distribute to State-Wide Members at seminars and training sessions subscription forms and marketing materials created by bamboo.com that promote the Production Services.

           (e)  Joint Press Release. Company will participate with bamboo.com
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in issuing a joint press release regarding the relationship established through this Agreement. Each party will furnish its written acceptance of, or comments on, the proposed joint announcement within 48 hours otherwise it will be deemed approved. Any other press announcement by either party regarding the subject matter of this Agreement will be subject to the other party's approval, which shall not be withheld or delayed unreasonably.

           (f)  Advertisements of Competitors.  Without the prior approval of
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bamboo.com, Company will not display any advertisements of any competitor of
bamboo.com anywhere within the MLS Software System, the State-Wide MLS Database or the Company Site during the term of this Agreement. For the purposes of this Section 3.1(f), "competitor of bamboo.com" means any provider of Virtual Tour Images, including, but not limited to, IPIX, Live Picture, BeHere, URThere, NetXL and Cyclovision.

      3.2  Additional Obligations.  Bamboo.com and Company will, from time to
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time, use reasonable efforts to cooperate in joint marketing efforts. Each party will assign a project manager to act as the primary liaison with respect to the relationship.

4.  PROPRIETARY RIGHTS
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      4.1  Bamboo.com Technology.
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           (a) All Bamboo.com Technology, including without limitation the
Software and all Bamboo.com Images, whether or not produced for Company customers and whether or not posted to or linked to the State-Wide MLS Database and/or Company Site, are, and at all times will remain, the exclusive property of bamboo.com, and no provision of this Agreement implies any transfer to Company of any ownership interest in any such Bamboo.com Technology.

           (b) Bamboo.com hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include links to Bamboo.com Images on the State-Wide MLS Database or Company Site solely for the purposes contemplated in this Agreement. Company will not distribute, modify, edit, or prepare derivative works from the Bamboo.com Images without the prior written permission of bamboo.com. The foregoing license does not include any right to grant or authorize sublicenses.

      4.2  Trademarks.
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           (a) Bamboo.com owns and at all times will continue to own the trademarks, service marks and/or trade names BAMBOO.COM and the bamboo.com logo, as well as any name or mark bamboo.com may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Bamboo.com Marks"), and Company will not take any actions inconsistent with bamboo.com's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the term of this Agreement (the "Company Marks"), and bamboo.com will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

           (b) Subject to the restrictions set forth herein, bamboo.com hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Bamboo.com Marks, during the term of this Agreement, with bamboo.com's prior written approval, which bamboo.com will not unreasonably withhold or delay, solely in connection with the financing of Company and/or promotion and marketing of the Production Services as provided in
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Section 3. Subject to the restrictions set forth herein, Company hereby grants
bamboo.com a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the term of this Agreement, solely in connection with promotion and marketing of the Production Services and/or financing of bamboo.com. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

      4.3  Limitation on Grant of Rights.  Except as expressly provided herein,
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neither party receives any other right or license to the technology or intellectual property of the other party.

5.  TERM AND TERMINATION
    --------------------

      5.1  Term.  Unless earlier terminated as set forth below, this Agreement
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will become effective upon the Effective Date and continue for a period of one
(1) year. Thereafter, this Agreement will be automatically renewed for successive one (1) year periods unless either party notifies the other in writing not less than ninety (90) days prior to the end of the then-current term of its intention to terminate this Agreement as of the end of such term.

      5.2  Termination for Breach.  This Agreement will terminate in the event
           ----------------------
a party materially breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

      5.3  Survival of Certain Terms.  The provisions of Sections 4.1(a),
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4.2(a), 4.3, 5.3, 6, 7, 8 and 9 will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement. Upon termination,
(i) Company and bamboo.com will cease all use of marks of the other party and
(ii) Company will cease all use of the Bamboo.com Images.

6.  CONFIDENTIALITY
    ---------------

    Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own confidential information of like importance, and in no event less than reasonable care.

7.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

    Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound. THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

8.  LIMITATION OF LIABILITY
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    EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS
DESCRIBED IN SECTION 2.3 OR 6, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

9.  GENERAL PROVISIONS
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      9.1  Notices.  Any notice required or permitted by this Agreement will be
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deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

      9.2  Miscellaneous.  Nonperformance of either party will be excused to
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the extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence or willful misconduct of the non-performing party. The relationship of bamboo.com and Company established by this Agreement is that of independent contractors.
Section 4 of this Agreement will be governed by and construed under the laws of the State of California with venue in the State of Rhode Island without reference to conflict of laws principles; the remainder of this Agreement will be governed by and construed under the laws of the State of Rhode Island without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the
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same instrument.



     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



BAMBOO.COM, INC.                       STATE-WIDE MULTIPLE LISTING SERVICE INC.




By:______________________________      By:______________________________

Name:____________________________      Name:____________________________

Title:___________________________      Title:___________________________

Date:____________________________      Date:____________________________